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                                  EXHIBIT 10.22

                              EMPLOYMENT AGREEMENT

                               JAMES ERNEST RIDDLE
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                              EMPLOYMENT AGREEMENT


         THIS AGREEMENT effective as of March 3, 1997 by and between Norrell Corporation, a Georgia corporation (the "Company"), and James Ernest Riddle, whose address is 4452 NW 93rd Doral Court, Miami, Florida 33178 (the "Executive").


                              W I T N E S S E T H:


         WHEREAS, the Company is engaged directly and through its franchisees and licensees in and throughout the Area in the Business of the Company; and

         WHEREAS, the Company desires to employ the Executive as Chief Operating Officer of the Company and the Executive desires to be employed on the terms and conditions hereinafter set forth; and

         WHEREAS, in the course of the Executive's employment, the Executive will gain knowledge of the business, affairs, finances, management, marketing programs and philosophy, customers and methods of operation of the Company, will be trained at the expense of the Company in the operation and management of the Business of the Company and the marketing and sale of the Company's services through the use of techniques, systems, forms and methods used and devised by the Company, will have access to lists of the Company's customers in the Area and their needs and will become personally known to and acquainted with the Company's major customers in the Area thereby establishing a personal relationship with such customers for the benefit of the Company; and

         WHEREAS, the Company would suffer irreparable harm if the Executive were to use such knowledge, information, business acumen and personal relationships in competition with the Company; and

         WHEREAS, the Company recognizes the contributions to be made by the Executive to the Company and, to assure that the Company will continue to have the Executive's services available to it, desires to provide the Executive with benefits upon the occurrence of certain contingencies in addition to the annual compensation payable hereunder.

         NOW, THEREFORE, in consideration of the employment of the Executive by the Company, the above premises and the mutual agreements hereinafter set forth, the parties agree as follows:

1.       Definitions.

         (a) "Affiliate" or "Affiliated" means any person, firm, corporation, partnership, association or entity that directly or indirectly controls, is controlled by, or is under common control with, a specified person, firm, corporation, partnership, association or entity.
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         (b) "Area" shall mean the area set forth in Exhibit A attached hereto and made a part hereof. As and when the territory in which the Executive performs his Duties, changes, Exhibit A will, upon the mutual agreement of the Company and the Executive, be amended to include such changed territory. Such amended Exhibit A, when executed by the Company and the Executive, shall be attached hereto and shall replace the previous Exhibit A hereto.

         (c) "Associate" means (i) any corporation, partnership or other entity of which a specified person is an officer or partner, or is, directly or indirectly, the beneficial owner of ten percent (10%) or more of any class of equity securities thereof, (ii) any trust or estate in which the specified person has a substantial beneficial interest or as to which the specified person serves as trustee or in a similar fiduciary capacity, (iii) any relative or spouse of such specified person, or any relative of such spouse, who has the same home as such specified person, and (iv) any person who is a trustee, officer or partner of such specified person or of any corporation, partnership or other entity that is an Affiliate of such specified person.

         (d) "Beneficial Owner" shall be defined by reference to Rule 13d-3 under the Exchange Act as such Rule is in effect on the date hereof; provided, however, that any individual, corporation, partnership, Group, association or other person or entity which, directly or indirectly, owns or has the right to acquire any of the Company's outstanding securities entitled to vote generally in the election of directors at any time in the future, whether such right is contingent, absolute, direct or indirect, pursuant to any agreement, arrangement or understanding or upon exercise of conversion rights, warrants or options or otherwise, shall be deemed the Beneficial Owner of such securities.

         (e) "Business of the Company" shall mean and include the business of marketing and providing personnel, including but not limited to office, professional and light industrial personnel, on a temporary basis to customers located in the Area, and marketing and providing to customers located in the Area facilities staffing, contract services, management services, outsourcing, training, and data entry services or the licensing or franchising of others to engage in any such business. It shall also mean the business of conducting the affairs and activities of the Corporate Office in conjunction with all such business described in this section.

         (f) "Cause" shall mean conduct of the Executive amounting to fraud, dishonesty, gross or willful misconduct or neglect of duty, conviction of any federal, state or local laws involving a felony or crime involving fraud or moral turpitude (other than pursuant to actions taken at the direction or with the approval of the Board of Directors of the Company), or engaging in activities prohibited by Sections 5, 6, 7 and 8 hereof.

         (g) A "Change of Control" shall be deemed to have occurred if and when
(i) any individual, corporation, partnership, Group, association or other person or entity, together with his, its or their Affiliates or Associates (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or Guy W. Millner and his Affiliates) hereafter becomes the Beneficial Owner of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; (ii) the


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Continuing Directors of the Company shall at any time fail to constitute a majority of the members of the Board of Directors of the Company; or (iii) all or substantially all of the assets of the Company are sold, conveyed, transferred or otherwise disposed of, whether through one event or a series of related events, without such sale or transfer being Duly Approved by the Continuing Directors of the Company.

         (h) "Competing Business" shall mean any business which is the same or substantially the same as the Business of the Company and its subsidiaries.

         (i) "Confidential Information" shall mean all information related to the Business of the Company which (i) derives economic value, actual or potential, from not being generally known to other persons who can obtain economic value from its disclosure or use and (ii) is the subject of efforts by the Company that are reasonable under the circumstances to maintain its secrecy. Assuming the criteria in clauses (i) and (ii) above are met, Confidential Information shall include, without limitation, actual and potential customer lists, sales and marketing information, customer account records, training and operations material and memoranda, computer software and systems, personnel records, code books, pricing information and financial information concerning or relating to the business, accounts, customers, associates and affairs of the Company or its subsidiaries, franchisees or licensees and all physical embodiments of the foregoing, all of which are hereby agreed to be the property of and confidential to the Company. Confidential Information shall not include
(i) information released to the public at large without restriction, (ii) information generally known to be obtainable from public sources in usable form without significant effort or expense, (iii) information lawfully and independently developed or acquired without reliance in any way on the information received pursuant to the Executive's employment hereunder, and (iv) general skills and learning lawfully and independently acquired.

         (j) "Continuing Director" means a director who either was a member of the Board of Directors of the Company on the date hereof, or who becomes a member of the Board of Directors of the Company subsequent to such date and whose election or nomination for election by the Board of Directors of the Company was Duly Approved by the Continuing Directors of the Company at the time of such election or nomination, either by a specific vote or by approval of the proxy statement issued by the Company on behalf of the Board of Directors of the Company in which such person is named as a nominee for director.

         (k) "Corporate Office" shall mean the office of the Company at 3535 Piedmont Road, N.E., Atlanta, Georgia 30305.

         (l) "Duly Approved by the Continuing Directors" means an action approved by the vote of at least a majority of the Continuing Directors then on the Board of Directors of the Company; provided, however, if the votes of such Continuing Directors in favor of such action would be insufficient to constitute an act of the entire Board of Directors of the Company as if a vote by all of its members had been taken, or if the number of persons constituting the Continuing Directors of the Company is three or less, then the term "Duly Approved by the Continuing Directors" shall mean an action approved by the unanimous


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vote of the Continuing Directors then on the Board of Directors of the Company.

         (m) "Duties" shall mean the duties set forth on Exhibit B attached hereto and made a part hereof. As and when the Duties of the Executive changes, Exhibit B will, upon the mutual agreement of the Company and the Executive, be amended to reflect such changes in the Executive's Duties. Such amended Exhibit B, when executed by the Company and the Executive, shall be attached hereto and shall replace previous Exhibit B hereto in its entirety.

         (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (o) "Group" means persons who act in concert as described in Section 13(d)(3) of the Exchange Act as in effect on the date hereof.

         (p) "Invention" means any discovery, whether or not patentable, including, but not limited to, any useful process, method, formula, technique, machine, manufacture, composition of matter, algorithm or computer program, as well as improvements thereto, which is new or which the Executive has a reasonable basis to believe may be new.

         (q) "Subject Invention" means any Invention which is conceived by the Executive alone or in a joint effort with others during the Executive's employment by the Company which (i) may be reasonably expected to be used in a product of the Company; (ii) results from work that the Executive has been assigned as part of his Duties as an employee of the Company; (iii) is in an area of technology which is the same as or substantially related to the areas of technology with which the Executive is involved in the performance of his Duties as an employee of the Company; or (iv) is useful, or which the Executive reasonably expects may be useful, in any manufacturing or product design process of the Company.

         (r) "Work" means a copyrightable work of authorship, including without limitation, any technical descriptions for products, user's guides, illustrations, advertising materials, computer programs (including the contents of read only memories) and any contribution to such materials.


2.       Terms of Employment; Duties.

         (a) The Company agrees to employ the Executive as Chief Operating Officer of Norrell Corporation and the Executive agrees to such employment with the Company subject to the terms and conditions hereof.

         (b) The Company agrees to employ the Executive to perform the Duties and such other tasks as the Board of Directors or the President and Chief Executive Officer of the Company, or their respective designees, may assign to the Executive from time to time and the Executive agrees to perform the Duties for the Company, subject to the terms and conditions hereof.


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         (c) All funds and property received by the Executive on behalf of the
Company or its parent or any Affiliated corporation shall be received and held by the Executive in trust, and the Executive shall account for and remit all such funds to the Company.


3.       Compensation.

         (a) For services provided hereunder, the Company shall pay to the Executive an annual salary of Four Hundred Fifty Thousand Dollars ($450,000) per year subject to adjustment from time to time by written agreement of the Executive and the Company. Such annual salary shall be paid periodically in accordance with the Company's payroll practices in effect from time to time and shall be subject to deductions for income and other taxes as required by law. The Executive shall also be paid a bonus, if earned, in accordance with the terms of Exhibit D attached hereto, subject to adjustment from time to time by agreement of the Executive and the Company. The Executive shall receive the employee benefits, or their equivalent, as described in the offer letter dated February 26, 1997, including MERP, PERK, country club dues, car allowance, and the like; benefits may be changed from time to time by agreement of the Executive and the Company.

         (b) The Executive shall be entitled to be reimbursed in accordance with the policies of the Company, as adopted and amended from time to time, for all reasonable and necessary expenses incurred by the Executive in connection with the performance of his Duties of employment hereunder; provided the Executive shall, as a condition of such reimbursement, submit verification of the nature and amount of such expenses in accordance with the reimbursement policies from time to time adopted by the Company.

         (c) The Executive shall receive no compensation in addition to that set forth in this Section 3 for any services rendered by the Executive in any capacity to the Company or any affiliated corporation. Nothing contained herein shall, however, preclude the Executive from participating in any present or future incentive compensation, bonus, profit-sharing, stock option, stock purchase, pension, retirement, medical or insurance plan of the Company as and to the extent granted or approved by the Board of Directors of the Company.


4.       Termination of Employment.

         (a) The employment of the Executive by the Company may be terminated by the Company immediately for Cause; provided, however, that if such Cause is the Executive's gross or willful misconduct or neglect of duty, the instance of such gross or willful misconduct or neglect of duty shall be communicated to the Executive with specificity by written notice by the Company. The Executive shall have the opportunity to cure such action, inaction, or behavior constituting gross or willful misconduct or neglect of duty to the reasonable satisfaction of the Board of Directors of the Company within a reasonable period of time, which period shall not be less than five (5) business days following receipt of such written notice from the Company. The Chairman of the Board of Directors of the Company shall also provide the Executive with an opportunity to meet with him in order to provide the Executive an opportunity to refute or explain acts, omissions or behavior


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referred to in such written notice. If such acts, omissions or behavior cannot be refuted or reversed, the Executive's written assurance (demonstrated by conduct on his part not inconsistent with such assurance) that he will not repeat such acts, omissions or behavior shall constitute a cure, provided, however, that a second instance of substantially the same act, omission or behavior may not be cured by subsequent written assurance, but shall constitute grounds for immediate termination for Cause.

         (b) The Executive may terminate this Agreement and his employment hereunder voluntarily by giving no less than two (2) weeks prior notice.

         (c) The Executive may terminate this Agreement and his employment hereunder by giving the Company no less than two (2) weeks prior notice if (i) he is dismissed by the Company (x) without Cause within three (3) years after a Change in Control or (y) without Cause at any other time, (ii) material changes in the nature or scope of the Executive's Duties are made without his consent,
(iii) any change of the Executive's title is made without his consent, (iv) the Executive's office is relocated to a location more than fifty (50) miles from the city limits of Atlanta, Georgia, (v) the Executive's compensation or benefits are reduced without his consent, or (vi) the Company breaches this Agreement.

         (d) If the Company terminates this Agreement and the Executive's employment hereunder for any reason specified in subparagraph (a) of this
Section 4 or the Executive terminates this Agreement and his employment hereunder voluntarily as set forth in subparagraph (b) of this Section 4, the Company shall have no further obligation to the Executive or his personal representative with respect to this Agreement or his employment hereunder except for compensation accrued hereunder and unpaid at the date of such termination and except with respect to the Executive's participation in benefit plans of the Company and his rights and benefits under any other agreement between him and the Company, all of which shall be governed by such other plans and agreements.

         (e) If (i) a Change in Control of the Company occurs while the Executive is employed by the Company and if within three (3) years of such Change in Control the Company terminates this Agreement and the employment of the Executive hereunder without Cause or (ii) the Executive terminates this Agreement and his employment hereunder for any reason specified in subparagraph
(c) of this Section 4, (A) the Executive shall be entitled to receive, for a period of twenty-four (24) months from the date of termination, the compensation set forth in Section 3 hereof and (B) all options to purchase stock of the Company held by the Executive shall become immediately exercisable and, upon request of the Executive, the Company shall purchase for cash, within ten (10) days of such request, all stock of the Company then held by the Executive for its fair market value and all options to purchase stock of the Company then held by the Executive for the excess of the fair market value of the stock purchasable upon the exercise of such options over the exercise price of such options. The fair market value of stock of the Company shall be the last quoted price for such stock, if it is then publicly traded, prior to the date of the Executive's request, and if it is not then publicly traded, shall be the value determined in good faith by the Board of Directors of the Company. If the Executive disagrees with the determination of the Board of Directors, the Executive and the Company shall agree on an investment banking firm to make such determination. If they cannot agree on the selection of such firm, each of the Company and the Executive shall choose an investment


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banking firm and if the two such firms cannot agree, such two firms shall choose a third investment banking firm which shall choose one of the values determined by the other two investment banking firms. The Company shall pay all of the fees and expenses of all of the investment banking firms which are engaged under this
Section 4(e). If the purchase of such stock and options would cause the Executive to be liable under Section 16(b) of the Exchange Act, he shall be allowed to defer such purchase as necessary to avoid such liability.

         (f) In the event that any of the payments or benefits that are provided for hereunder or under any other plan, agreement or arrangement between the Executive and the Company, be determined to be subject to an excise or similar purpose tax pursuant to Section 4999 of the Internal Revenue Code of 1986 as amended, or any successor or other comparable federal, state or local tax laws, the Company shall pay to the Executive such additional compensation as is necessary (after taking into account all federal, state and local income taxes payable by the Executive as a result of the receipt of such additional compensation) to place the Executive in the same aftertax position (including federal, state and local taxes) he would have been in had no such tax (or any interest or penalties thereon) been paid or incurred.

         (g) Except in the case of the Executive's termination of employment under subparagraphs (c) (i) (x) of this Section 4, the covenants of the Executive in Sections 5, 6, 7 and 8 shall survive the termination, amendment or replacement of this Agreement and the termination of the Executive's employment hereunder, and shall not be extinguished by any of such events. Upon termination of the Executive's employment under subparagraphs (c) (i) (x) of this Section 4, the covenants of the Executive in Sections 5, 6 and 7 shall be void and of no further effect, but the covenant of the Executive in Section 8 shall continue in effect.


5.       Agreement Not to Compete.

         The Executive agrees that (a) during the Executive's employment by the Company and for a period of two (2) years following the termination, for any reason, of this Agreement or of the Executive's employment with the Company, whichever shall first occur, the Executive will not, without the prior written consent of the Company, within the Area, either directly or indirectly, on the Executive's own behalf or in the service or on behalf of others, engage in any Competing Business as either (i) a manager, supervisor, administrator, consultant, instructor, officer, director, executive employee or salesperson providing services the same as or substantially similar to the Duties, or (ii) as a shareholder or owner of interests (other than as a shareholder of less than five percent (5%) of the issued and outstanding voting securities of an entity whose voting securities are traded on a national securities exchange or are reported on the automated quotation system of the National Association of Securities Dealers, Inc.) in any Competing Business.


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6.       Agreement Not to Solicit Customers.

         The Executive agrees that during the Executive's employment by the Company and for a period of two (2) years following the termination, for any reason, of this Agreement or of the Executive's employment with the Company, whichever shall first occur, the Executive will not, without the prior written consent of the Company, within the Area, either directly or indirectly, on the Executive's own behalf or in the service or on behalf of others, solicit, divert or appropriate, or attempt to solicit, divert or appropriate, to any Competing Business any person or entity whose account with the Company or any of its subsidiaries was sold, serviced or actively solicited by or under the supervision of the Executive during the two (2) years preceding the termination of such employment.


7.       Agreement Not to Solicit Employees.

         The Executive agrees that during the Executive's employment by the Company and for a period of two (2) years following the termination, for whatever reason, of this Agreement or of the Executive's employment with the Company, whichever shall first occur, the Executive will not, either directly or indirectly, on the Executive's own behalf or in the service or on behalf of others, solicit, divert or hire away or attempt to solicit, divert or hire away, to any Competing Business (i) any person employed by the Company or any of its subsidiaries, franchisees or licensees within the Area, whether or not such employee is a full-time associate or a temporary employee of the Company, subsidiaries, franchisees or licensees, and whether or not such employment is pursuant to written agreement and whether or not such employment is for a determined period or is at will or (ii) any person or entity that is a franchisee or licensee of the Company within the Area, nor will the Executive at any time during such period, either directly or indirectly, induce or attempt to induce any such employee, franchisee or licensee to terminate, breach or otherwise fail fully to perform any employment agreement or franchise or license agreement with the Company or any of its subsidiaries.


8.       Ownership and Non-Disclosure and Non-Use of Confidential Information.

         (a) The Executive acknowledges and agrees that all Confidential Information, and all physical embodiments thereof, is confidential to and shall be and remain the sole and exclusive property of the Company. Upon request by the Company, and in any event upon termination of the Executive's employment with the Company for any reason, as a prior condition to receiving any final wage or salary check, the Executive shall promptly deliver to the Company all property belonging to the Company including, without limitation, all Confidential Information (and all embodiments thereof) then in the Executive's custody, control or possession, but any forfeiture of such wage or salary check shall not be considered as satisfaction or a release of or liquidated damages for any claims for damages against the Executive which may accrue to the Company as a result of any breach of this Section 8(a) by the Executive.

         (b) The Executive agrees that the Executive will not, either during the term of the Executive's employment by the Company or for five (5) years thereafter, without the


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prior written consent of the Company, disclose or make available any
Confidential Information to any person or entity or make or cause to be made or permit or allow, either on the Executive's own behalf or on behalf of others, any use of any Confidential Information other than in the proper performance of the Executive's duties hereunder. The Company agrees that the Executive is not prohibited hereby from disclosing or using any Confidential Information which the Executive is required to disclose pursuant to a requirement of a governmental agency or of law without similar restrictions or other protections against public disclosure, provided, however, that the Executive shall first have given written notice of such required disclosure to the Company and have taken reasonable steps to allow the Company to seek to protect the confidentiality of the information required to be disclosed.


9.       Inventions.

         (a) The Executive agrees that all Subject Inventions conceived or first practiced by the Executive during his employment by the Company, and all patent rights and copyrights to the Subject Inventions will become the property of the Company, and the Executive hereby irrevocably assigns to the Company all of his rights to all Subject Inventions.

         (b) The Executive agrees that if he conceives an Invention during his or her employment and there is a reasonable basis to believe that the Invention is a Subject Invention, the Executive will promptly provide a written description of the Invention to the Company adequate to allow evaluation for a determination as to whether the Invention is a Subject Invention.

         (c) If, upon commencement of the Executive's employment with the Company, the Executive has previously conceived an Invention or acquired any ownership interest in any Invention, which: (i) is the Executive's property, or of which the Executive is a joint owner with another person or company; (ii) is not described in any issued patent as of the commencement of the Executive's employment with Company; and (iii) would be a Subject Invention if such Invention was made while a Company employee; then the Executive must, at the Executive's election, either: (i) provide the Company with a written description of the Invention on Exhibit C, if any, in which case the written description (but no rights to the Invention) shall become the property of the Company; or
(ii) provide the Company with the license described in Section 9(d) of this Agreement.

         (d) If the Executive has previously conceived or acquired any ownership interest in an Invention described above in Section 9(c) and the Executive elects not to disclose the same to the Company as provided above, then the Executive hereby grants to the Company a nonexclusive, paid-up, royalty-free license under all patents to issue in any country which pertain to the Invention.

         (e) The Executive owns no patents, individually or jointly with others, except those described on Exhibit C, if any.


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10.      Patent Applications.

         (a) The Executive agrees that should the Company elect to file an application for patent protection, either in the United States or in any foreign country on a Subject Invention of which the Executive was an inventor, the Executive will execute all necessary documentation relating to the patent applications, including formal assignments to the Company.

         (b) The Executive further agrees that he will cooperate with attorneys or other persons designated by the Company by explaining the nature of any Subject Invention for which the Company elects to file an application for patent protection, reviewing applications and other papers and providing any other cooperation required for prosecution of the patent applications. The Company will be responsible for all expenses incurred for the preparation and prosecution of all patent applications on Subject Inventions assigned to the Company.


11.      Copyrights.

         (a) The Executive agrees that any Works created by the Executive in the course of the Executive's Duties as an employee of the Company are subject to the "Work for Hire" provisions contained in Sections 101 and 201 of the United States Copyright Law, Title 17 of the United States Code. All right, title and interest to copyrights in all Works which have been or will be prepared by the Executive within the scope of his employment with the Company will be the property of the Company. The Executive acknowledges and agrees that, to the extent the provisions of Title 17 of the United States Code do not vest in the Company the copyrights to any Works, the Executive hereby assigns to the Company all right, title and interest to copyrights which the Executive may have in the Works.

         (b) The Executive must disclose to the Company all Works referred to in
Section 11(a) and will execute and deliver all applications, registrations and documents relating to the copyrights to the Works and will provide assistance to secure the Company's title to the copyrights in the Works. The Company will be responsible for all expenses incurred in connection with the registration of all the copyrights.

         (c) The Executive claims no ownership rights in any Works, except those described on Exhibit C, if any.


12.      Contracts or Other Agreements with Former Employer or Business.

         (a) The Executive agrees that he will provide to the Company, upon the execution and delivery of this Agreement, a copy of the pertinent portions of any employment agreement or similar document (described on Exhibit E, if any), executed by the Executive with a former employer or any business with which the Executive has been associated, which prohibits the Executive during a period of time from: (i) competing with or participating in a business which competes with the Executive's former employer or


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business; (ii) soliciting personnel of the former employer or business to leave the former employer's employment or to leave the business; or (iii) soliciting customers of the former employer or business on behalf of another business.

         (b) The Executive hereby represents to the Company that he has not executed any agreement with any other party which purports to require the Executive to assign any Work or any Invention created, conceived or first practiced by the Executive during a period of time which includes the date of his commencement of employment with the Company, except as described on Exhibit E, if any. The Executive will obtain and provide to the Company a copy of any such described agreement.


13.      Severability.

         (a) The Executive agrees that the covenants and agreements contained in
Section 5, 6, 7 and 8 of this Agreement are of the essence of this Agreement; that each of such covenants is reasonable and necessary to protect and preserve the interests and properties of the Company and the Business of the Company; that the Company is engaged in and throughout the Area in the Business of the Company; that irreparable loss and damage will be suffered by the Company should the Executive breach any of such covenants and agreements; that each of such covenants and agreements is separate, distinct and severable not only from the other of such covenants and agreements but also from the other and remaining provisions of this Agreement; that the unenforceability of any such covenant or agreement shall not affect the validity or enforceability of any other such covenant or agreement or any other provision or provisions of this Agreement; and that, in addition to other remedies available to it, the Company shall be entitled to both temporary and permanent injunctions to prevent a breach or contemplated breach by the Executive of any of such covenants or agreements. In the event that the Company should seek an injunction hereunder, the Executive waives any requirement that the Company post a bond or any other security.

         (b) In the event that the Executive shall breach any of the covenants set forth in Section 5, 6, 7 or 8 hereof, the running of the period of the restriction set forth in such Section shall be tolled during the continuation of any such breach by the Executive, and the running of the period of such restrictions shall commence only upon compliance by the Executive with the terms of the applicable Section.


14.      Expenses of the Executive.

         (a) All costs and expenses (including reasonable legal, accounting and other advisory fees) incurred by the Executive to enforce his rights under this Agreement, including but not limited to his rights to receive the compensation payable pursuant to Sections 3 and 4 hereof, upon written demand by the Executive to the Company shall be promptly advanced or reimbursed to the Executive or paid directly, on a current basis, by the Company or its successors.


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         (b) If at any time during the term of this Agreement or afterwards there should arise any dispute as to the rights of the Executive under this Agreement, the Company agrees, upon written demand by the Executive to the Company (and the Executive shall be entitled, upon application to any court of competent jurisdiction, to the entry of a mandatory injunction, without the necessity of posting any bond with respect thereto, compelling the Company) promptly to provide sums sufficient to pay on a current basis (either directly or by reimbursing the Executive) the Executive's costs and reasonable attorneys' fees (including, without limitation, expenses of investigation and disbursements for the fees and expenses of experts) incurred by the Executive in connection with any such dispute or any litigation, regardless of whether the Executive is the prevailing party in such dispute or litigation; provided that, the court in which such litigation is first initiated determines with respect to this obligation, upon application of either party hereto, that the Executive did not initiate such litigation frivolously. Under no circumstances shall the Executive be obligated to pay or reimburse the Company for any attorneys' fees, costs or expenses incurred by the Company. The provisions of this Section 14 shall survive the expiration or termination of this Agreement.

15.      No Set-off by the Executive.

         The existence of any claim, demand, action or cause of action by the Executive against the Company, or any subsidiary or Affiliate of the Company, whether predicated upon this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of any of its rights hereunder.

16.      Amendment.

         This Agreement and the exhibits attached hereto may be altered, amended, modified or superseded only by a writing executed by both of the parties hereto.


17.      Assignment; Entire Agreement.

         (a) This Agreement may be assigned by the Company and shall inure to the benefit of any such assignee. The waiver by the Company of any breach of this Agreement by the Executive shall not be effective unless in writing, and no such waiver shall constitute the waiver of the same or another breach on a subsequent occasion.

         (b) This Agreement and those provisions of prior employment agreements (if any) between the Executive and the Company which are expressly stated to survive the termination or the replacement of any such agreement embody the entire agreement of the parties hereto relating to the employment by the Company of the Executive in the capacity herein stated.

         IN WITNESS WHEREOF, the Company and the Executive have each caused this Agreement to be executed and delivered as of the date first shown above.

                                    THE COMPANY:

                                    NORRELL CORPORATION


                                    By:  /s/ Mark Hain
                                        ----------------------------------------
                                                                          (Date)
                                    Title:  V.P.
                                           -------------------------------------



                                    THE EXECUTIVE:


                                    /s/ James Ernest Riddle              5/30/97
                                    --------------------------------------------
                                    James Ernest Riddle                   (Date)

                                    EXHIBIT A



         The Area shall be within 25 miles of each office listed on the attached
Schedule 1 to this Exhibit A.










                                    THE COMPANY:

                                    NORRELL CORPORATION


                                    By:  /s/ Mark Hain
                                        ----------------------------------------
                                                                          (Date)
                                    Title:  V.P.
                                           -------------------------------------



                                    THE EXECUTIVE:



                                    /s/ James Ernest Riddle              5/30/97
                                    --------------------------------------------
                                    James Ernest Riddle                   (Date)

                                   Schedule 1

                                    MASTERS                               2/6/97

-------------------------------------------------------------------------------------------------
MAIL       CHARGE            STREET ADDRESS               COMPANY NAME          STATE      ZIP
-------------------------------------------------------------------------------------------------
1005     74-731300-1005    2001 GATEWAY PLACE             NORRELL WEST           CA       95110-
-------------------------------------------------------------------------------------------------
1007     74-731300-1007    1512 J. EATONTON HWY           NORRELL S.E.           GA       30605-
-------------------------------------------------------------------------------------------------
1010     74-731300-1010    1040 CROWN POINTE PKWY         NORRELL S E            GA       30338-
-------------------------------------------------------------------------------------------------
1012     74-731300-1012    3535 PIEDMONT RD NE            NORRELL S E            GA       30305-
-------------------------------------------------------------------------------------------------
1013     74-731300-1013    1404 SOUTHLAKE PLAZA DR        NORRELL S E            GA       30260-
-------------------------------------------------------------------------------------------------
1014     74-731300-1014    2980 COBB PKWY                 NORRELL S E            GA       30339-
-------------------------------------------------------------------------------------------------
1016     74-731300-1016    1895 GA HWY 20                 NORRELL S E            GA       30208-
-------------------------------------------------------------------------------------------------
1017     74-731300-1017    3150 HOLCOMB BRIDGE RD NE      NORRELL S E            GA       30071-
-------------------------------------------------------------------------------------------------
1018     74-731300-1018    740 WENDELL CT                 NORRELL S E            GA       30336-
-------------------------------------------------------------------------------------------------
1021     70-123205-1021    2901 UNIVERSITY AVE            NORRELL FRANCHISE      GA       31907-
-------------------------------------------------------------------------------------------------
1022     70-123205-1022    9101 BURNET ROAD               NORRELL FRANCHISE      TX       78758-
-------------------------------------------------------------------------------------------------
1024     70-123205-1024    668 N. ORLANDO AVE             NORRELL F R            FL       32751-
-------------------------------------------------------------------------------------------------
1025     70-123205-1025    130 E COLONIAL DR              NORRELL F R            FL       32801-
-------------------------------------------------------------------------------------------------
1026     70-123205-1026    600 W AMELIA ST                NORRELL F R            FL       32801-
-------------------------------------------------------------------------------------------------
1028     74-731300-1028    6360 N W 5TH WAY               NORRELL S E            FL       33309-
-------------------------------------------------------------------------------------------------
1029     74-731300-1029    8375 NORTHWEST 12TH ST         NORRELL S E            FL       33126-
-------------------------------------------------------------------------------------------------
1030     74-731300-1030    1321 RUTHERFORD LN             NORRELL C/O XEROX      TX       78753-
-------------------------------------------------------------------------------------------------
1031     74-731300-1031    8102 BLANDING BLVD             NORRELL S E            FL       32244-
-------------------------------------------------------------------------------------------------
1034     74-731300-1034    629 GREEN VALLEY RD            NORRELL S E            NC       27408-
-------------------------------------------------------------------------------------------------
1037     70-123205-1037    204 SPRING ST                  NORRELL F R            GA       31201-
-------------------------------------------------------------------------------------------------
1038     70-123205-1038    3643 28TH ST SE                NORRELL F R            MI       49512-
-------------------------------------------------------------------------------------------------
1042     70-123205-1042    6025 LEE HWY                   NORRELL F R            TN       37421-
-------------------------------------------------------------------------------------------------
1050     70-123205-1050    401 WHITNEY AVE                NORRELL F R            LA       70056-
-------------------------------------------------------------------------------------------------
1051     70-123205-1051    3929 VETERANS VLVD             NORRELL FR             LA       70002-
-------------------------------------------------------------------------------------------------
1053     74-731300-1053    379 HWY 51 N                   NORRELL C              MS       38606-
-------------------------------------------------------------------------------------------------
1055     74-731300-1055    4350 N FAIRFAX DR              NORRELL S E            VA       22203-
-------------------------------------------------------------------------------------------------
1056     74-731300-1056    2001 PENNSYLVANIA AVE NW       NORRELL S E            DC       20006-
-------------------------------------------------------------------------------------------------
1059     74-731300-1059    2727 ALLEN PKWY                NORRELL C  1059/16     TX       77019-
-------------------------------------------------------------------------------------------------
1060     74-731300-1060    14015 SOUTHWEST FREEWAY        NORRELL C              TX       77478-
-------------------------------------------------------------------------------------------------
1062     74-731300-1062    6305 IVY LANE                  NORRELL S E            MD       20770-
-------------------------------------------------------------------------------------------------
1065     74-731300-1065    511 E JOHN CARPENTER FREE      NORRELL C              TX       75062-
-------------------------------------------------------------------------------------------------
1066     74-731300-1066    16475 DALLAS PKWY              NORRELL C              TX       75248-
-------------------------------------------------------------------------------------------------
1069     74-731300-1069    100 E 15TH ST                  NORRELL C              TX       76102-
-------------------------------------------------------------------------------------------------
1071     74-731300-1071    1770 KIRBY PKWY                NORRELL C              TN       38138-
-------------------------------------------------------------------------------------------------
1072     74-731300-1072    4740 SHELBY DR                 NORRELL C              TN       38118-
-------------------------------------------------------------------------------------------------
1073     70-123205-1073    3005 W. LAKE MARY BLVD         NORRELL FR             FL       32746-
-------------------------------------------------------------------------------------------------
1075     70-123205-1075    555 SOUTH MEMORIAL             NORRELL F R            OK       74112-
-------------------------------------------------------------------------------------------------
1080     74-731300-1080    410 17TH ST                    NORRELL W              CO       80202-
-------------------------------------------------------------------------------------------------
1084     74-731300-1084    14001 E ILIFF AVE              NORRELL W              CO       80014-
-------------------------------------------------------------------------------------------------
1086     74-731300-1086    1447 YORK RD                   NORRELL S E            MD       21093-
-------------------------------------------------------------------------------------------------
1087     74-731300-1087    9311 SAN PEDRO                 NORRELL CENTRAL        TX       78216-
-------------------------------------------------------------------------------------------------
1089     74-731300-1089    601 JEFFERSON ST               NORRELL C/O M W KEL    TX       77002-
-------------------------------------------------------------------------------------------------
1094     70-123205-1094    762 SOUTH GOLDENROD            NORRELL FRANCHISE      FL       32872-
-------------------------------------------------------------------------------------------------
1095     70-123205-1095    2868 ZELDA ROAD                NORRELL FRANCHISE      AL       36106-
-------------------------------------------------------------------------------------------------
1100     70-123205-1100    1798 THOMASVILLE RD            NORRELL F R            FL       32303-
-------------------------------------------------------------------------------------------------
1101     70-123205-1101    180 FRANKLIN TURNPIKE          NORRELL FRANCHISE      NJ       07430-
-------------------------------------------------------------------------------------------------
1109     70-123205-1109    4995 LACROSS RD                NORRELL F R            SC       29406-
-------------------------------------------------------------------------------------------------
1110     70-123205-1110    1284 WOODRUFF RD               NORRELL F R            SC       29607-
-------------------------------------------------------------------------------------------------
1110     63-731300-1005    2001 GATEWAY PLACE             NORRELL W              CA       95110-
-------------------------------------------------------------------------------------------------
1114     70-123205-1114    1144 PELICAN BAY DR            NORRELL F R            FL       32119-
-------------------------------------------------------------------------------------------------

                                    MASTERS                               2/6/97

-------------------------------------------------------------------------------------------------
MAIL       CHARGE            STREET ADDRESS               COMPANY NAME          STATE      ZIP
-------------------------------------------------------------------------------------------------
1115     70-123205-1115    1855 LAKELAND DR               NORRELL F R            MS       39216-
-------------------------------------------------------------------------------------------------
1116     70-123205-1116    1321 SECOND ST                 NORRELL F R            KY       42420-
-------------------------------------------------------------------------------------------------
1117     74-731300-1117    5728 MAJOR BLVD                NORRELL FRANCHISE      FL       32819-
-------------------------------------------------------------------------------------------------
1119     70-123205-1119    293 EAST COLUMBIA              NORRELL F R            MI       49015-
-------------------------------------------------------------------------------------------------
1124     70-123205-1124    1801 SARNO RD                  NORRELL F R            FL       32935-
-------------------------------------------------------------------------------------------------
1126     70-123205-1126    1305 GRAND CENTRAL AVE         NORRELL F R            WV       26105-
-------------------------------------------------------------------------------------------------
1127     70-123205-1127    611 WEST HIGHWAY 6             NORRELL F R            TX       76710-
-------------------------------------------------------------------------------------------------
1128     70-123205-1128    2303 S E 17TH ST               NORRELL F R            FL       34471-
-------------------------------------------------------------------------------------------------
1129     70-123205-1129    1233 SHELBURNE RD              NORRELL F R            VT       05403-
-------------------------------------------------------------------------------------------------
1132     74-731300-1132    50 PUBLIC SQ                   NORRELL C              OH       43604-
-------------------------------------------------------------------------------------------------
1134     70-123205-1134    150 GREENLEAF AVE              NORRELL F R            NH       03801-
-------------------------------------------------------------------------------------------------
1140     74-731300-1140    124 N SUMMIT TD                NORRELL C              OH       43604-
-------------------------------------------------------------------------------------------------
1144     74-731300-1144    8901 ATLANTIC BLVD             NORRELL FRANCHISE      FL       32824-
-------------------------------------------------------------------------------------------------
1145     70-731300-1145    35 EAST GAY STREET             NORRELL F R            OH       43215-
-------------------------------------------------------------------------------------------------
1149     74-731300-1149    8011 PHILLIPS HWY              NORRELL S E            FL       32256-
-------------------------------------------------------------------------------------------------
1152     74-731300-1152    3221 W BIG BEAVER RD           NORRELL C              MI       48084-
-------------------------------------------------------------------------------------------------
1153     74-731300-1153    17187 N LAUREL PK DR           NORRELL C              MI       48152-
-------------------------------------------------------------------------------------------------
1160     74-731300-1160    2509 N MAYFAIR RD              NORRELL C              WI       53226-
-------------------------------------------------------------------------------------------------
1161     74-731300-1161    6933 W BROWNDEER RD            NORRELL C              WI       53223-
-------------------------------------------------------------------------------------------------
1168     70-123205-1168    9011 ARBORETUM PKWY            NORRELL F R            VA       23236-
-------------------------------------------------------------------------------------------------
1169     70-123205-1169    1514 MOFFETT ST                NORRELL F R            CA       93905-
-------------------------------------------------------------------------------------------------
1170     74-731300-1170    1 MID AMERICA PLAZA            NORRELL C              IL       60181-
-------------------------------------------------------------------------------------------------
1172     74-731300-1172    8912 MID SOUTH AVE             NORRELL C              MS       38654-
-------------------------------------------------------------------------------------------------
1173     74-731300-1173    70 BULLSBORO DR                NORRELL S E            GA       30263-
-------------------------------------------------------------------------------------------------
1174     74-731300-1174    575 W PIKE ST                  NORRELL S E            GA       30245-
-------------------------------------------------------------------------------------------------
1176     70-123205-1176    5620 H CRAWFORDSVILLE RD       NORRELL FR SPEEDWA     IN       46224-
-------------------------------------------------------------------------------------------------
1177     74-731300-1177    1275 PEACHTREE ST NE           NORRELL S E (1695)     GA       30309-
-------------------------------------------------------------------------------------------------
1178     74-731300-1178    150 E PONCE DE LEON AVE        NORRELL S E            GA       30030-
-------------------------------------------------------------------------------------------------
1179     74-731300-1171
-------------------------------------------------------------------------------------------------
1179     74-731300-1179    6100 FAIRVIEW                  NORRELL                NC       28210-
-------------------------------------------------------------------------------------------------
1180     74-731300-1180    FREEDOM BUSINESS CNTR          NORRELL FINANCIAL S    PA       19406-
-------------------------------------------------------------------------------------------------
1181     74-731300-1181    10561 BARKLEY                  NORRELL C              KS       66212-
-------------------------------------------------------------------------------------------------
1183     70-123205-1183    2313 SILVERDALE DRIVE          NORRELL FR             TN       37601-
-------------------------------------------------------------------------------------------------
1187     70-123205-1187    415 SILAS DEANE HWY            NORRELL STAFFING SE    CT       06109-
-------------------------------------------------------------------------------------------------
1189     70-123205-1189    120 RT 17 N                    NORRELL F R            NJ       07652-
-------------------------------------------------------------------------------------------------
1190     74-731300-1190    5402 PARKDALE DR               NORRELL C              MN       55416-
-------------------------------------------------------------------------------------------------
1192     74-731300-1192    3033 W JEFFERSON ST            NORRELL C              IL       60435-
-------------------------------------------------------------------------------------------------
1194     63-731300-1194    940 S. COAST DR                NORRELL FINANCIAL S    CA       92626-
-------------------------------------------------------------------------------------------------
1195     74-731300-1195    610 FREEDOM BUSINESS CTR       NORRELL N E            PA       19406-
-------------------------------------------------------------------------------------------------
1196     74-731300-1196    1001 JEFFERSON PLAZA           NORRELL N E            DE       19801-
-------------------------------------------------------------------------------------------------
1198     74-731300-1198    4700 SOUTH MILLS AVE           NORRELL FINANCIAL S    AZ       85282-
-------------------------------------------------------------------------------------------------
1199     74-731300-1199    200 STATE ST                   NORRELL N E            PA       19063-
-------------------------------------------------------------------------------------------------
1202     74-731300-1202    930 N NATIONAL PKWY            NORRELL C              IL       60173-
-------------------------------------------------------------------------------------------------
1203     74-731300-1203    35 E WACKER DR                 NORRELL C              IL       60601-
-------------------------------------------------------------------------------------------------
1204     70-123205-1204    3767 RT 36 E                   NORRELL F R            IL       62521-
-------------------------------------------------------------------------------------------------
1205     74-731300-1205    9923 SOUTHWEST HGWY            NORRELL MIDWEST        IL       60453-
-------------------------------------------------------------------------------------------------
1209     70-123205-1209    349 W. WEBSTER AVE             NORRELL F R            MI       49440-
-------------------------------------------------------------------------------------------------
1211     63-731300-1211    550 CALIFORNIA AVE             NORRELL FINANCIAL S    CA       94301-
-------------------------------------------------------------------------------------------------
1212     74-731300-1212    9399 W HIGGINS RD              NORRELL C              IL       60018-
-------------------------------------------------------------------------------------------------
1214     74-731300-1214    35 EAST WACKER DR              NORRELL FINANCIAL S    IL       60601-
-------------------------------------------------------------------------------------------------

                                    MASTERS                              2/6/97

-------------------------------------------------------------------------------------------------
MAIL       CHARGE            STREET ADDRESS               COMPANY NAME          STATE      ZIP
-------------------------------------------------------------------------------------------------
1215     70-123205-1215    8720 CASTLE CREEK PKWY         NORRELL FRANCHISE      IN       46250-
-------------------------------------------------------------------------------------------------
1218     74-731300-1218    3020 CANTON RD                 NORRELL S E            GA       30066-
-------------------------------------------------------------------------------------------------
1219     70-123205-1219    1326 W N BLVD                  NORRELL F R            FL       34748-
-------------------------------------------------------------------------------------------------
1220     74-731300-1220    2001 COMMERCE ST               NORRELL CENTRAL        MS       38901-
-------------------------------------------------------------------------------------------------
1221     70-123205-1221    5505 S. OLD U.S. HWY 23        NORRELL FRANCHISE      MI       48116-
-------------------------------------------------------------------------------------------------
1222     70-123205-1222    303 LANDMARK DR                NORRELL F R            IL       61761-
-------------------------------------------------------------------------------------------------
1223     70-123205-1223    16 BERRYHILL RD                NORRELL F R            SC       29210-
-------------------------------------------------------------------------------------------------
1224     70-123205-1224    5728 MAJOR BLVD                NORRELL F R            FL       32819-
-------------------------------------------------------------------------------------------------
1226     70-123205-1226    4100 CENTER PONITE DR          NORRELL F R            FL       33916-
-------------------------------------------------------------------------------------------------
1228     70-123205-1228    1209 NW 12TH AVE               NORRELL F R            FL       32601-
-------------------------------------------------------------------------------------------------
1231     70-123205-1231    5925 COUNCIL ST                NORRELL F R            IA       52402-
-------------------------------------------------------------------------------------------------
1236     70-123205-1236    100 EAST 6TH ST                NORRELL FR C/O CARG    FL       33843-
-------------------------------------------------------------------------------------------------
1237     70-123205-1237    9700 KINGSTON PIKE             NORRELL F R            TN       37922-
-------------------------------------------------------------------------------------------------
1245     70-123205-1245    805 S MAIN                     NORRELL F R            KS       67202-
-------------------------------------------------------------------------------------------------
1247     70-123205-1247    237 MAIN ST                    NORRELL F R            PA       18519-
-------------------------------------------------------------------------------------------------
1248     70-123205-1248    1215 E MARKET ST               NORRELL F R            PA       17403-
-------------------------------------------------------------------------------------------------
1250     70-123205-1250    3462 B STELLHORN RD            NORRELL F R            IN       46815-
-------------------------------------------------------------------------------------------------
1253     70-123205-1253    228 SOUTH MAIN                 NORRELL F R            TX       75766-
-------------------------------------------------------------------------------------------------
1254     70-123205-1254    640 ROMENCE RD                 NORRELL F R            MI       49002-
-------------------------------------------------------------------------------------------------
1255     70-123205-1255    105 E JEFFERSON BLVD           NORRELL FR             IN       46601-
-------------------------------------------------------------------------------------------------
1257     70-123205-1257    500 N. CONGRESS AVE            NORRELL FR             IN       47715-
-------------------------------------------------------------------------------------------------
1259     74-731300-1259    50 N. FRONT STREET             NORRELL FINANCIAL S    TN       38103-
-------------------------------------------------------------------------------------------------
1260     70-123205-1260    2109 LUANN LANE                NORRELL FRANCHISE      WI       53713-
-------------------------------------------------------------------------------------------------
1265     74-731300-1265    1811 LOSANTIVILLE RD           NORRELL C              OH       45237-
-------------------------------------------------------------------------------------------------
1266     70-123205-1266    3300 WASHTENAW                 NORRELL FR             MI       48104-
-------------------------------------------------------------------------------------------------
1269     70-123205-1269    4455 EAST 5TH ST               NORRELL F R            AZ       85711-
-------------------------------------------------------------------------------------------------
1271     70-123205-1271    612 W GLEN AVE                 NORRELL F R            IL       61614-
-------------------------------------------------------------------------------------------------
1273     70-123205-1273    4616 E STATE ST                NORRELL FR             IL       61108-
-------------------------------------------------------------------------------------------------
1274     70-123205-1274    701 DEVONSHIRE DR              NORRELL FR             IL       61820-
-------------------------------------------------------------------------------------------------
1275     70-123205-1275    2435 E. KIMBERLY RD            NORRELL FR             IA       52722-
-------------------------------------------------------------------------------------------------
1276     70-123205-1276    4525 OUTER LOOP                NORRELL FRANCHISE      KY       40219-
-------------------------------------------------------------------------------------------------
1277     74-731300-1277    11330 OLIVE ST RD              NORRELL C              MO       63141-
-------------------------------------------------------------------------------------------------
1278     70-123205-1278    2040 S HURSTBOURNE             NORRELL FR             KY       40220-
-------------------------------------------------------------------------------------------------
1279     70-123205-1279    111 W FIRST ST                 NORRELL FR             OH       45402-
-------------------------------------------------------------------------------------------------
1281     70-123205-1281    1054 A BELLEFONTAINE AVE       NORRELL FR             OH       45804-
-------------------------------------------------------------------------------------------------
1282     74-731300-1282    700 BLUE RIDGE RD              NORRELL SE             NC       27606-
-------------------------------------------------------------------------------------------------
1283     70-123205-1283    2050 CHERRY VALLEY RD          NORRELL FR             OH       43055-
-------------------------------------------------------------------------------------------------
1287     70-123205-1287    5728 MAJOR BLVD                NORRELL FR             FL       32819-
-------------------------------------------------------------------------------------------------
1289     70-123205-1289    2829 WESTOWN PKWY              NORRELL FR             IA       50266-
-------------------------------------------------------------------------------------------------
1290     70-123205-1290    5615 "0" STREET                NORRELL FR             NE       68510-
-------------------------------------------------------------------------------------------------
1291     70-123205-1291    102 AMARYLLIS                  NORRELL FR             LA       70503-
-------------------------------------------------------------------------------------------------
1292     70-123205-1292    147 JACKSON ST SE              NORRELL FR             VA       24060-
-------------------------------------------------------------------------------------------------
1294     70-123205-1294    3737 PRINCETON DR N.E.         NORRELL FR             NM       87107-
-------------------------------------------------------------------------------------------------
1295     70-123205-1295    404 BNA DR                     NORRELL FR             TN       37217-
-------------------------------------------------------------------------------------------------
1296     70-123205-1296    201 MERCHANT ST                NORRELL FR             HI       96813-
-------------------------------------------------------------------------------------------------
1302     63-731300-1302    440 N MOUNTAIN AVE             NORRELL W              CA       91786-
-------------------------------------------------------------------------------------------------
1303     63-731300-1303    940 S COAST DR                 NORRELL W              CA       92626-
-------------------------------------------------------------------------------------------------
1304     63-731300-1304    4909 LAKEWOOD BLVD             NORRELL W              CA       90712-
-------------------------------------------------------------------------------------------------
1306     63-731300-1306    101 S KRAEMER BLVD             NORRELL W              CA       92670-
-------------------------------------------------------------------------------------------------
1308     63-731300-1308    4525 WILSHIRE BLVD             NORRELL W              CA       90010-
-------------------------------------------------------------------------------------------------

                                    MASTERS                               2/6/97

-------------------------------------------------------------------------------------------------
MAIL       CHARGE            STREET ADDRESS               COMPANY NAME          STATE      ZIP
-------------------------------------------------------------------------------------------------
1309     63-731300-1309    10920 WILSHIRE BLVD            NORRELL W              CA       90024-
-------------------------------------------------------------------------------------------------
1311     63-731300-1311    790 E COLORADO                 NORRELL W              CA       91101-
-------------------------------------------------------------------------------------------------
1312     63-731300-1312    5950 CANOGA AVE                NORRELL W              CA       91367-
-------------------------------------------------------------------------------------------------
1313     74-731300-1313    5685 COTTLE RD                 NORRELL                CA       92513-
-------------------------------------------------------------------------------------------------
1314     63-731300-1314    2377 CRENSHAW BLVD             NORRELL W              CA       90501-
-------------------------------------------------------------------------------------------------
1316     63-731300-1316    1 CIVIC PLAZA DR               NORRELL W              CA       90745-
-------------------------------------------------------------------------------------------------
1322     63-731300-1322    333 MARKET ST                  NORRELL W              CA       94105-
-------------------------------------------------------------------------------------------------
1323     70-123205-1323    1451 RIVER PARK DR             NORRELL FR             CA       95815-
-------------------------------------------------------------------------------------------------
1328     70-123205-1328    1151 BROAD STREET              NORRELL FR             NJ       07702-
-------------------------------------------------------------------------------------------------
1329     70-123205-1329    11715 BRICKSOME AVE            NORRELL FR             LA       70816-
-------------------------------------------------------------------------------------------------
1333     74-731300-1333    2228 WEST NORTHERN AVE         NORRELL NORTHSIDE      AZ       85021-
-------------------------------------------------------------------------------------------------
1334     74-731300-1334    4602 WEST INDIAN SCHOOL R      NORRELL WESTSIDE       AZ       85031-
-------------------------------------------------------------------------------------------------
1335     74-731300-1335    3923 SOUTH MCCLINTOCK DR       NORRELL EASTSIDE       AZ       85282-
-------------------------------------------------------------------------------------------------
1340     70-123205-1340    50 HANCOCK ST                  NORRELL FR             IN       47274-
-------------------------------------------------------------------------------------------------
1349     70-123205-1349    801 D S COLLEGE RD             NORRELL FR             NC       28403-
-------------------------------------------------------------------------------------------------
1351     70-123205-1351    1300 MARKET ST                 NORRELL FR             PA       17043-
-------------------------------------------------------------------------------------------------
1352     70-123205-1352    8910 WESLEYAN RD               NORRELL FR             IN       46268-
-------------------------------------------------------------------------------------------------
1353     74-731300-1353    PLAZA 273                      NORRELL N E            DE       19702-
-------------------------------------------------------------------------------------------------
1356     74-731300-1356    428 BLVD OF THE ALLIES         NORRELL STAFFING SE    PA       15219-
-------------------------------------------------------------------------------------------------
1363     74-731300-1363    5980 STOENRIDGE DR             NORRELL W              CA       94588-
-------------------------------------------------------------------------------------------------
1364     70-123205-1364    491 AMHURST ST                 NORRELL FR             NH       03060-
-------------------------------------------------------------------------------------------------
1367     70-123205-1367    107 AUDUBON RD                 NORRELL FR             MA       01880-
-------------------------------------------------------------------------------------------------
1368     70-731300-1368    934 CLEVELAND DR               NORRELL FR             NY       14225-
-------------------------------------------------------------------------------------------------
1374     70-731300-1374    216 AQUARIS DR                 NORRELL FR             AL       35209-
-------------------------------------------------------------------------------------------------
1377     70-123205-1377    2000 EDGEWOOD DR               NORRELL FR             FL       33803-
-------------------------------------------------------------------------------------------------
1378     70-123205-1378    1109 EDEN WAY N                NORRELL F R            VA       23320-
-------------------------------------------------------------------------------------------------
1382     70-123205-1382    3240 CHRISTY WAY               NORRELL FR             MI       48603-
-------------------------------------------------------------------------------------------------
1383     74-731300-1383    1655 WALNUT ST                 NORRELL W              CO       80302-
-------------------------------------------------------------------------------------------------
1385     70-123205-1385    525 E COUNTY LINE RD           NORRELL FR             NJ       08701-
-------------------------------------------------------------------------------------------------
1386     70-731300-1386    3760 S HIGHLAND DR             NORRELL FR             UT       84106-
-------------------------------------------------------------------------------------------------
1400     74-731300-1400    120 BROADWAY                   NORRELL NE             NY       10271-
-------------------------------------------------------------------------------------------------
1401     74-731300-1401    420 LEXINGTON AVE              NORRELL NE             NY       10017-
-------------------------------------------------------------------------------------------------
1403     70-123205-1403    3894 COURNEY ST                NORRELL FR             PA       18017-
-------------------------------------------------------------------------------------------------
1404     70-123205-1404    311-D SOUTH SAGE AVE           NORRELLFR              AL       36606-
-------------------------------------------------------------------------------------------------
1405     74-731300-1405    3 EDGEWATER DR                 NORRELL N.E.           MA       02062-
-------------------------------------------------------------------------------------------------
1406     70-123205-1406    400 RESRVOIR AVE               NORRELL FR             RI       29073-
-------------------------------------------------------------------------------------------------
1407     70-123205-1407    2027 W MARCH LANE              NORRELL FR             CA       95207-
-------------------------------------------------------------------------------------------------
1410     74-731300-1410    2001 RT 46 E                   NORRELL N E            NJ       07054-
-------------------------------------------------------------------------------------------------
1411     70-731300-1411    8755 S.W. CITIZENS DR          NORRELL FR             OR       97070-
-------------------------------------------------------------------------------------------------
1412     70-123205-1412    353 EAST 3RD STREET            NORRELL FR             VA       24153-
-------------------------------------------------------------------------------------------------
1415     70-123205-1415    11414 W CTR BLVD               NORRELL FR             NE       68144-
-------------------------------------------------------------------------------------------------
1416     70-123205-1416    110 WOLF RD                    NORRELL FR             NY       12205-
-------------------------------------------------------------------------------------------------
1417     74-731300-1417    1450 PARKSIDE AVE              NORRELL N.E.           NJ       08638-
-------------------------------------------------------------------------------------------------
1419     70-123205-1419    3985 ONEIDA ST                 NORRELL FR             NY       13413-
-------------------------------------------------------------------------------------------------
1421     70-123205-1421    73-140 HWY 111                 NORRELL FR             CA       92260-
-------------------------------------------------------------------------------------------------
1425     63-731300-1425    6480 WEATHERS PLACE            NORRELL WEST           CA       92121-
-------------------------------------------------------------------------------------------------
1428     70-123205-1428    2797 BECHELLI LN               NORRELL FR             CA       96002-
-------------------------------------------------------------------------------------------------
1430     70-731300-1430    2950 S. RAINBOW BLVD           NORRELL FR             NV       89102-
-------------------------------------------------------------------------------------------------
1431     74-731300-1431    545 MADISON AVE                ACCURATE TEMPORAR      NY       10022-
-------------------------------------------------------------------------------------------------
1449     74-731300-1449    3535 PIEDMONT RD BLDG 14       NORRELL C/O MCI        GA       30305-
-------------------------------------------------------------------------------------------------

                                    MASTERS                              2/6/97

-------------------------------------------------------------------------------------------------
MAIL       CHARGE            STREET ADDRESS               COMPANY NAME          STATE      ZIP
-------------------------------------------------------------------------------------------------
1457     74-731300-1457    10700 PARKRIDGE BLVD           NORRELL SE             VA       22091-
-------------------------------------------------------------------------------------------------
1459     70-123205-1459    100 COMMERCE BLVD              NORRELL FR             PA       18702-
-------------------------------------------------------------------------------------------------
1461     74-731300-1461    CENTRE SQ E 1500 MARKET S      NORRELL N E            PA       19102-
-------------------------------------------------------------------------------------------------
1470     74-731300-1470    1801 S FEDERAL HWY             NORRELL                FL       33483-
-------------------------------------------------------------------------------------------------
1471     74-731300-1471    100 MILL PLAIN RD              NORRELL NE             CT       06811-
-------------------------------------------------------------------------------------------------
1474     74-731300-1474    4350 E. CAMELBACK ROAD         NORRELL W              AZ       85018-
-------------------------------------------------------------------------------------------------
1478     70-123205-1478    176 LIBERTY ST                 NORRELL FR             OR       97301-
-------------------------------------------------------------------------------------------------
1481     74-731300-1481    4212-B WEST WENDOVER AVE       NORRELL S.E.           NC       27407-
-------------------------------------------------------------------------------------------------
1482     74-731300-1482    14670 NE 8YH ST                NORRELL W              WA       98007-
-------------------------------------------------------------------------------------------------
1486     70-123205-1486    201 S EMERSON AVE              NORRELL FR             IN       46143-
-------------------------------------------------------------------------------------------------
1496     74-731300-1496    197 HWY 8 S                    NORRELL NE             NJ       08816-
-------------------------------------------------------------------------------------------------
1501     91-123105-9901    25 SHEPPARD AVENUE WEST        NORRELL FR CANADA      ON       M2N6S
-------------------------------------------------------------------------------------------------
1502     91-123105-9901    1 CITY CENTRE                  NORRELL CANADA         ON       L5B1M
-------------------------------------------------------------------------------------------------
1506     91-123105-9901    130 DUFFERIN AVE               NORRELL CANADA C/O     ON       N6A5R
-------------------------------------------------------------------------------------------------
1509     91-123105-9901    4940 NO 3 ROAD                 NORRELL CANADA         BC       V6X3A
-------------------------------------------------------------------------------------------------
1561     91-123105-9901    2 BLOOR STREET WEST            NORRELL CANADA         ON       M4W3E
-------------------------------------------------------------------------------------------------
1564     91-123105-9901    1201-1166 ALBERNI STREET       NORRELL CANADA         BC       V63Z3
-------------------------------------------------------------------------------------------------
1600     70-123205-1600    500 HARVEY RD                  NORRELL FR             NH       03103-
-------------------------------------------------------------------------------------------------
1601     70-123205-1601    529 ENON SPRINGS RD E          NORRELL FR             TN       37167-
-------------------------------------------------------------------------------------------------
1602     70-731300-1602    5401 S W 33RD ST               NORRELL FR             OK       73179-
-------------------------------------------------------------------------------------------------
1603     70-123205-1603    9445 INDIANAPOLIS BLVD         NORRELL FR             IN       46322-
-------------------------------------------------------------------------------------------------
1604     70-123205-1604    208 LAFAYETTE CENTER           NORRELL FR             ME       04043-
-------------------------------------------------------------------------------------------------
1606     70-123205-1606    1646 PLAINFIELD AVE            NORRELL FR             WI       53545-
-------------------------------------------------------------------------------------------------
1609     70-123205-1609    1855 BOYRUM                    NORRELL FR             IA       52240-
-------------------------------------------------------------------------------------------------
1610     70-123205-1610    777 S 8TH ST                   NORRELL FR             ID       83702-
-------------------------------------------------------------------------------------------------
1611     70-123205-1611    2301 LUCIEN WY                 NORRELL FR             FL       32751-
-------------------------------------------------------------------------------------------------
1612     70-123205-1612    2445 LEE RD                    NORRELL FR             FL       32789-
-------------------------------------------------------------------------------------------------
1623     70-123205-1623    14 S WATERS ST E               NORRELL FR             WI       53538-
-------------------------------------------------------------------------------------------------
1624     74-731300-1624    7601 B NORTHWEST PKWY          NORRELL SE             GA       30202-
-------------------------------------------------------------------------------------------------
1626     74-731300-1626    1715 N. WEST SHORE BLVD        NORRELL SE             FL       33607-
-------------------------------------------------------------------------------------------------
1627     74-731300-1627    8927 J M KEYNES DRIVE          NORRELL SERVICES       NC       28262-
-------------------------------------------------------------------------------------------------
1628     70-731300-1628    5331 SW MAC ADAM ST            NORRELL FR             OR       97201-
-------------------------------------------------------------------------------------------------
1631     74-731300-1631    1100 MAIN STREET               NORRELL CENTRAL        MO       64105-
-------------------------------------------------------------------------------------------------
1633     63-731300-1633    AVON REFINERY                  NORRELL W              CA       94533-
-------------------------------------------------------------------------------------------------
1636     63-731300-1636    11766 WILSHIRE BLVD            NORRELL W              CA       90025-
-------------------------------------------------------------------------------------------------
1637     74-731300-1637    140 GRAND ST                   NORRELL NE             NY       10601-
-------------------------------------------------------------------------------------------------
1638     74-731300-1638    9399 W. HIGGINS RD             NORRELL DIVISION       IL       60018-
-------------------------------------------------------------------------------------------------
1639     74-731300-1639    3 RAVINIA DR                   NORRELL SE C/O MCI     GA       30346-
-------------------------------------------------------------------------------------------------
1642     70-123205-1642    966 N COCA BLVD                NORRELL FR             FL       32922-
-------------------------------------------------------------------------------------------------
1644     70-123205-1644    3373 W VINE ST                 NORRELL FR             FL       34741-
-------------------------------------------------------------------------------------------------
1645     70-123205-1645    500 SOUTHBOROUGH DR            NORRELL FR             ME       04106-
-------------------------------------------------------------------------------------------------
1647     74-731300-1647    18 TREMONT STREET              NORRELL NE             MA       02108-
-------------------------------------------------------------------------------------------------
1651     74-731300-1651    5769 38TH AVE N                NORRELL S E            FL       33710-
-------------------------------------------------------------------------------------------------
1653     74-731300-1653    1651 OLD MEADOW RD             AMERICAN TECH RESO     VA       22102-
-------------------------------------------------------------------------------------------------
1657     74-731300-1657    197 HIGHWAY 18                 /o Prudential          NJ       08816--
-------------------------------------------------------------------------------------------------
1658     70-123205-1658    270 MUNOZ RIVIERA AVE          NORRELL FR             PR       00918-
-------------------------------------------------------------------------------------------------
1661     74-731300-1661    5445 DTC PKWY                  NORRELL FINANCIAL S    CO       80111-
-------------------------------------------------------------------------------------------------
1664     70-123205-1664    ONE OLD DOVER RD               NORRELL FR             NH       03867-
-------------------------------------------------------------------------------------------------
1665     70-731300-1665    10208 WEST BROAD ST            NORRELL FR             VA       23060-
-------------------------------------------------------------------------------------------------
1666     70-731300-1666    1244 PARIS PIKE                NORRELL FR             KY       40324-
-------------------------------------------------------------------------------------------------

                                    MASTERS                               2/6/97

-------------------------------------------------------------------------------------------------
MAIL       CHARGE            STREET ADDRESS               COMPANY NAME          STATE      ZIP
-------------------------------------------------------------------------------------------------
1668     70-123205-1668    4210 WEST MAPLE AVE            NORRELL FR             MI       49221-
-------------------------------------------------------------------------------------------------
1670     74-731300-1670    35 E GAY ST                    NORRELL FINANCIAL S    OH       43215-
-------------------------------------------------------------------------------------------------
1671     74-731300-1671    2445 LEE ROAD                  NORRELL FINANCIAL S    FL       32789-
-------------------------------------------------------------------------------------------------
1672     70-123205-1672    734 W NATIONAL RD              NORRELL FR             OH       45377-
-------------------------------------------------------------------------------------------------
1673     74-731300-1673    911 WASHINGTON AVE             NORRELL                MO       63101-
-------------------------------------------------------------------------------------------------
1674     70-731300-1674    315 ALBERTA DR                 NORRELL F R            NY       14226-
-------------------------------------------------------------------------------------------------
1675     74-731300-1675    191 EAST MAIN ST               NORRELL S E            GA       30114-
-------------------------------------------------------------------------------------------------
1676     63-731300-1676    550 CALIFORNIA AVE             NORRELL WEST           CA       94301-
-------------------------------------------------------------------------------------------------
1677     70-123205-1677    115 SOUTH 4TH ST               NORRELL FR             WI       53094-
-------------------------------------------------------------------------------------------------
1678     74-731300-1678    6822 STAGE ROAD                NORRELL CENTRAL        TN       38134-
-------------------------------------------------------------------------------------------------
1680     74-731300-1680    6901 ROCKLEDGE DRIVE           NORRELL SE             MD       20817-
-------------------------------------------------------------------------------------------------
1683     74-731300-1683    100 HIGHTOWER BLVD             NORRELL                PA       15205-
-------------------------------------------------------------------------------------------------
1685     70-123205-1685    1420 MCCANN                    NORRELL FR             TX       75601-
-------------------------------------------------------------------------------------------------
1686     70-123205-1686    138 RIVER RD                   NORRELL FR             MA       01810-
-------------------------------------------------------------------------------------------------
1688     74-731300-1688    1889 F STREET                  NORRELL/WORLDBANK      DC       20433-
-------------------------------------------------------------------------------------------------
1689     63-731300-1689    6280 MANCHESTER BLVD           NORRELL WEST           CA       90620-
-------------------------------------------------------------------------------------------------
1690     70-123205-1690    119 DAVIS RD                   NORRELL FR             GA       30907-
-------------------------------------------------------------------------------------------------
1693     70-123205-1693    5727 20TH STREET               NORRELL FR (1124VER    FL       32966-
-------------------------------------------------------------------------------------------------
1697     74-731300-1697    IN HOUSE                       NORRELL SYSTEMS SE
-------------------------------------------------------------------------------------------------
1706     74-731300-1706    2620 THOUSAND PAKS BLVD        NORRELL C              TN       38118-
-------------------------------------------------------------------------------------------------
1710     74-731300-1710    4401 CONNECTICTU AVE NW        NORRELL SE             DC       20008-
-------------------------------------------------------------------------------------------------
1712     74-731300-1712    629 GREEN VALLEY RD            NORRELL S E            NC       27408-
-------------------------------------------------------------------------------------------------
1721     74-731300-1721    16475 DALLAS PARKWAY           NORRELL CENTRAL        TX       75248-
-------------------------------------------------------------------------------------------------
1742     74-731300-1742    5445 DTC PKWY                  NORRELL W              CO       80111-
-------------------------------------------------------------------------------------------------
1743     74-731300-1743    9399 W. HIGGINS RD             NORRELL CENTRAL        IL       60018-
-------------------------------------------------------------------------------------------------
1748     74-731300-1748    100 W. BIG BEAVER RD           NORRELL CENTRAL        MI       48084-
-------------------------------------------------------------------------------------------------
1750     74-731300-1750    111 DEERWOOD RD                NORRELL WEST           CA       94583-
-------------------------------------------------------------------------------------------------
1757     74-731300-1757    635 WEST 7TH ST                NORRELL CENTRAL        OH       45203-
-------------------------------------------------------------------------------------------------
1759     74-731300-1759    3030 OLD RANCH PKWY            NORRELL W              CA       90740-
-------------------------------------------------------------------------------------------------
1761     74-731300-1761    11766 WILSHIRE BLVD            NORRELL W              CA       90025-
-------------------------------------------------------------------------------------------------
1779     74-731300-1779    940 SOUTH COAST DRIVE          NORRELL FINANCIAL S    CA       92626-
-------------------------------------------------------------------------------------------------
1788     74-731300-1788    4350 E. CAMELBACK RD           NORRELL                AZ       85018-
-------------------------------------------------------------------------------------------------
1793     74-731300-1793    780 3RD AVE                    NORRELL N E            NY       10017-
-------------------------------------------------------------------------------------------------
1810     70-731300-1810    12065 GREYWING SQUARE          NORRELL FRANCHISE      VA       22091-
-------------------------------------------------------------------------------------------------
1813     70-731300-1813    347 ERICSON RD                 NORRELL FR             TN       38018-
-------------------------------------------------------------------------------------------------
1819     70-731300-1819    1851 HERITAGE LN               NORRELL FR             CA       95815-
-------------------------------------------------------------------------------------------------
1825     70-731300-1825    900 JORIE BLVD                 NORRELL FR             IL       60521-
-------------------------------------------------------------------------------------------------
1841     70-731300-1841    6682 PARKEDGE CIRCLE           NORRELL FR             WI       53132-
-------------------------------------------------------------------------------------------------
1843     70-731300-1843    47219 STONECREST DR            NORRELL FR             MI       48170-
-------------------------------------------------------------------------------------------------
1846     70-731300-1846    20 SUFFOLK AVENUE              NORRELL FR N.E. REGI   NJ       07040-
-------------------------------------------------------------------------------------------------
1847     70-731300-1847    312 CHICASAW COURT             NORRELL FR             FL       32259-
-------------------------------------------------------------------------------------------------
1869     70-731300-1869    2675 WINDMILL PKWY             NORRELL FR             NV       89014-
-------------------------------------------------------------------------------------------------
1872     70-731300-1872    65 CRESTA VERDE DRIVE          NORRELL SERVICES IN    CA       90274-
-------------------------------------------------------------------------------------------------
1873     70-731300-1873    1506 UPAS STREET               NORRELL FR             CA       92103-
-------------------------------------------------------------------------------------------------
1901     70-731300-1901    4218 SOUTH STEELE ST           NORRELL FRANCHISE      WA       98409-
-------------------------------------------------------------------------------------------------
1903     74-731300-1903    3 EDGEWATER DR                 NORRELL FIN STAFF      MA       02062-
-------------------------------------------------------------------------------------------------
1904     74-731300-1904    155 WESTMINSTER ST             NORRELL FIN STAFF      RI       02903-
-------------------------------------------------------------------------------------------------
1905     70-123205-1905    #1 PENCIL STREET               NORRELL FRANCHISE      TN       37160-
-------------------------------------------------------------------------------------------------
1910     74-731300-1910    2228 WEST NORTHERN             NORRELL WEST           AZ       85021-
-------------------------------------------------------------------------------------------------
1911     70-123205-1911    7120 WYOMING BLVD              NORRELL / MCI CALL C   NM       87109-
-------------------------------------------------------------------------------------------------

                                    MASTERS                               2/6/97

-------------------------------------------------------------------------------------------------
MAIL       CHARGE            STREET ADDRESS               COMPANY NAME          STATE      ZIP
-------------------------------------------------------------------------------------------------
1912     74-731300-1912    710 ASH STREET                 MCI MASS MARKETS       CO       80222-
-------------------------------------------------------------------------------------------------
1916     74-731300-1916    2 MID AMERICA PLAZA            NORRELL SERVICES       IL       60181-
-------------------------------------------------------------------------------------------------
1919     74-731300-1919    707 17TH STREET                NORRELL C/O MCI        CO       80202-
-------------------------------------------------------------------------------------------------
2516     73-731300-2516    135 WEST WELLS                 DYNAMIC                WI       53203-
-------------------------------------------------------------------------------------------------
2517     73-123205-2517    33607 SEVEN MILE RD            DYNAMIC                MI       48152-
-------------------------------------------------------------------------------------------------
2557     73-123205-2557    6303 BARFIELD RD               DYNAMIC                GA       30328-
-------------------------------------------------------------------------------------------------
2570     73-123205-2570    570 LAKE COOK RD               DYNAMIC                IL       60015-
-------------------------------------------------------------------------------------------------
2574     73-123205-2574    34 S BROADWAY                  DYNAMIC                NY       10601-
-------------------------------------------------------------------------------------------------
2578     73-123205-2578    100 E BIG BEAVER               DYNAMIC                MI       48083-
-------------------------------------------------------------------------------------------------
2598     73-123205-2598    260 PEACHTREE ST               DYNAMIC                GA       30303-
-------------------------------------------------------------------------------------------------
3200     42-731300-3200    1651 OLD MEADOW RD             AMERICAN TECHNICAL     VA       22102-
-------------------------------------------------------------------------------------------------
3575     42-731300-3575    529 MAIN ST                    NORCROSS C/O NORRE     MA       02129-
-------------------------------------------------------------------------------------------------
3900     42-731300-3900    10777 WESTHEIMER               ANATEC                 TX       77042-
-------------------------------------------------------------------------------------------------
7510     63-731300-7510    2 MID AMERICA PLAZA            TASCOR C/O BANK OF     IL       60181-
-------------------------------------------------------------------------------------------------
ACCI     40-531300-4490                                   30 S WACKER DR         IL       60606-
-------------------------------------------------------------------------------------------------
AHEI     40-531300-4441    2000 W AMERITECH CTR DR        TASCOR C/O AMERITE     IL       60196-
-------------------------------------------------------------------------------------------------
AMKN                       0LD ORCHARD RD                 TASCOR C/O IBM         NY       10504-
-------------------------------------------------------------------------------------------------
BACI                       200 W. JACKSON                 BANK OF AMERICA        IL       60606-
-------------------------------------------------------------------------------------------------
BDRC     40-531300-4208    6300 DIAGONAL HWY              TASCOR C/O IBM -       CO       80301-
-------------------------------------------------------------------------------------------------
BOCF     40-531300-4200    1798 NW 40TH ST                TASCOR                 FL       33431-
-------------------------------------------------------------------------------------------------
BOWL                       3535 PIEDMONT RD               CAM INHOUSE            GA       30305-
-------------------------------------------------------------------------------------------------
BRMA                       3500 BLUE LAKE DR              TASCOR C/O IBM         AL       35243-
-------------------------------------------------------------------------------------------------
BSSC     40-731300-8715                                                                   00000-
-------------------------------------------------------------------------------------------------
BTHM     40-531300-4223    6710 ROCKLEDGE DR              TASCOR C/O IBM         MD       20817-
-------------------------------------------------------------------------------------------------
BTJN     40-531300-4464    34 EXCHANGE PLACE              TASCOR C/O BANKERS     NJ       07302
-------------------------------------------------------------------------------------------------
BTNY     40-531300-4462    130 LIBERTY ST                 TASCOR C/O BANKERS     NY       10006-
-------------------------------------------------------------------------------------------------
BUZC     40-731300-4821    111 DEERWOOD RD                TASCOR                 CA       94583-
-------------------------------------------------------------------------------------------------
CAM      40-731300-4778    3701 RED OAK LANE              NORRELL SERVICES       IL       60532-
-------------------------------------------------------------------------------------------------
CCW      40-531300-4477    404 WYMAN ST                   TASCOR C/O IBM CALL    MA       02154-
-------------------------------------------------------------------------------------------------
CHRN     40-531300-4310    8501 IBM DRIVE                 TASCOR C/O IBM         NC       28262-
-------------------------------------------------------------------------------------------------
CHTT     40-531300-4327    2 UNION SQUARE                 TASCOR C/O IBM TALL    TN       37402-
-------------------------------------------------------------------------------------------------
CIAI     40-531300-4326    330 N. WABASH AVE              TASCOR C/O IBM 1 IB    IL       60611-
-------------------------------------------------------------------------------------------------
COLO     40-531300-4197    140 E TOWN ST                  TASCOR C/O IBM         OH       43215-
-------------------------------------------------------------------------------------------------
CSPC     40-531300-4423    1900 GARDENS OF THE GODS       TASCOR C/O HEWLLET     CO       80907-
-------------------------------------------------------------------------------------------------
CTGT     40-731300-8010    329 W. FRANKLIN ST             LAQUINTA CALL CENT     TX       77963--
-------------------------------------------------------------------------------------------------

                                    MASTERS                               2/6/97

-------------------------------------------------------------------------------------------------
MAIL       CHARGE            STREET ADDRESS               COMPANY NAME          STATE      ZIP
-------------------------------------------------------------------------------------------------
DAYN     40-531300-4526    431 RIDGE ROAD                 TASCOR C/O IBM BLD     NJ       08810
-------------------------------------------------------------------------------------------------
DLTX     40-531300-4501    1605 LBJ FREEWAY               TASCOR C/O IBM         TX       75234-
-------------------------------------------------------------------------------------------------
EATX     40-531300-4550    700 LAVACA                     TASCOR/ERNST & Y0U     TX       78701-
-------------------------------------------------------------------------------------------------
EDSN     40-531300-4331    27 COMMERCE DR                 TASCOR C/O IBM         NJ       07016
-------------------------------------------------------------------------------------------------
EKRD     40-531300-4476    8333 BRYAN DIARY RD            TASCOR C/O ISSC/EC     FL       34647-
-------------------------------------------------------------------------------------------------
EMRG     40-531300-4251    EMORY POST OFFICE              TASCOR C/O EMORY       GA       30322-
-------------------------------------------------------------------------------------------------
EPSC     40-531300-4181    20770 MEDRONA                  TASCOR C/O EPSON A     CA       90503-
-------------------------------------------------------------------------------------------------
EQIV     40-531300-4187    2 N RIVERSIDE PLAZA            TASCOR/EQUITY INVE     IL       60606-
-------------------------------------------------------------------------------------------------
ERYG     40-531300-4418    1225 CONNETICUT AV N W         TASCOR C/O ERNST &     DC       20036-
-------------------------------------------------------------------------------------------------
EYHT     40-531300-4456    1221 MCKINNEY                  TASCOR C/O IBM         TX       77010-
-------------------------------------------------------------------------------------------------
FHKN     40-531300-4392    RT 9 MERRIT PARK               TASCOR C/O IBM BLD     NY       12524-
-------------------------------------------------------------------------------------------------
FITCH                      55 GLENLAKE                    UPS                    GA       30304-
-------------------------------------------------------------------------------------------------
FRLF                       6301 N W 5TH WAY               TASCOR C/O IBM         FL       33309-
-------------------------------------------------------------------------------------------------
GNVF                       2511 N W 41ST ST               TASCOR C/O IBM         FL       32606-
-------------------------------------------------------------------------------------------------
GRSC                       220 N. MAIN ST                 TASCOR C/O IBM         SC       29601-
-------------------------------------------------------------------------------------------------
HCPN     40-531300-4119    500 MAMARONEK AVE              TASCOR C/O IBM         NY       10528-
-------------------------------------------------------------------------------------------------
HJNY     40-531300-4559    1580 ROUTE 52                  TASCOR C/O IBM         NY       12533-
-------------------------------------------------------------------------------------------------
HNTA     40-531300-4487    620 DISCOVERY DR               TASCOR C/O IBM         AL       35806-
-------------------------------------------------------------------------------------------------
HPCC     40-531300-4532    19410 HOMESTEAD ROAD           TASCOR C/O HEWLETT     CA       95014-
-------------------------------------------------------------------------------------------------
HPNN     40-531300-4366    399 PARK AVE                   TASCOR C/O HEWLETT     NY       10022-
-------------------------------------------------------------------------------------------------
HPRC     40-531300-4442    8000 FOOTHILLS BLVD            TASCOR C/O HEWLETT     CA       95747-
-------------------------------------------------------------------------------------------------
IBGM     40-531300-4496    800 N FREDERICK                TASCOR C/O IBM COR     MD       20879-
-------------------------------------------------------------------------------------------------
IBMP     40-531300-4478    5267 E SIMPSON FERRY RD        TACOR C/O IBM          PA       17055-
-------------------------------------------------------------------------------------------------
ILNJ     40-531300-4431    283 KING GEORGE RD             TASCOR/ISSC/LUCENT     NJ       07059-
-------------------------------------------------------------------------------------------------
ISWN     40-531300-4296    67 WHIPPANY RD                 TASCOR/ISSC/LUCENT     NJ       07981-
-------------------------------------------------------------------------------------------------
JAXF                       10407 CENTURION PKWY NO.       TASCOR C/O IBM         FL       32256-
-------------------------------------------------------------------------------------------------
JCKM                       6360 INTERSTATE 55 NO.         TASCOR C/O IBM         MS       39211-
-------------------------------------------------------------------------------------------------
JSWD                       P O BOX 871                    JIMMY SMALLWOOD        GA       30279-
-------------------------------------------------------------------------------------------------
KINT     40-531300-4327    1000 PRESTON PL NORTH          TASCOR C/O IBM         TN       37660-
-------------------------------------------------------------------------------------------------
KLEN     40-731300-4768    207 E OHIO ST                  TASCOR                 IL       60611-
-------------------------------------------------------------------------------------------------
KNXT     40-531300-4340    900 S GAY ST                   TASCOR C/O IBM 600     TN       37902-
-------------------------------------------------------------------------------------------------
KODC     40-531300-4281    9952 EASTMAN PK DR             TASCOR C/O KODAK       CO       80551-
-------------------------------------------------------------------------------------------------
LKSG     40-531300-4090    4111 NORTHSIDE PKWY            TASCOR C/O IBM         GA       30327-
-------------------------------------------------------------------------------------------------
LPNN     40-531300-4503    220 E 42ND ST                  TASCOR C/O LASALLE     NY       10017-
-------------------------------------------------------------------------------------------------
MAD      40-731300-4805    590 MADISON AVE                TASCOR 7TH FLOOR       NY       10022-
-------------------------------------------------------------------------------------------------
MARK     74-731300-1055    502 GOLD VALLEY RD             MARK FREE              VA       22508-
-------------------------------------------------------------------------------------------------
MAV      40-731300-4805    590 MADISON AVE                TASCOR C/O IBM         NY       10022-
-------------------------------------------------------------------------------------------------
MCN      40-531300-4487    688 WALNUT ST                  TASCOR C/O IBM         GA       31201-
-------------------------------------------------------------------------------------------------
MEMT     40-531300-4528    3106 DIRECTORS ROW             TASCOR                 TN       38131-
-------------------------------------------------------------------------------------------------
MFWP     404-531300-447    580 E SWEDESFORD RD            TACOR C/O IBM          PA       19087-
-------------------------------------------------------------------------------------------------
MIAF     40-531300-4236    1 ALHAMBRA PLAZA               TASCOR C/O IBM         FL       33134-
-------------------------------------------------------------------------------------------------
MLVN     40-531300-4367    538 BROAD HOLLOW RD            TASCOR C/O HEWLETT     NY       11747-
-------------------------------------------------------------------------------------------------
MNTA     40-531300-4487    4525 EXECUTIVE PARK DR         TASCOR C/O IBM         AL       36116-
-------------------------------------------------------------------------------------------------
MOBA     40-531300-4487    820 S. UNIVERSITY BLVD         TASCOR C/O IBM         AL       36609-
-------------------------------------------------------------------------------------------------
MOR      63-731300-4747    34 TAYLOR ST                   HERBERT MORROW         NY       11743-
-------------------------------------------------------------------------------------------------
MPST                       860 RIDGE LAKE BLVD            TASCOR C/O IBM         TN       38120-
-------------------------------------------------------------------------------------------------
MSNN     40-531300-4549    1251 AVE OF THE AMERICAS       TASCOR/MORGAN STA      NY       10020-
-------------------------------------------------------------------------------------------------
MTPN     40-531300-4354    RT 9 TOWN OF MY PLEASANT       TASCOR C/O IBM         NY       10591-
-------------------------------------------------------------------------------------------------
NBCN     40-5331300-448    30 ROCKEFELLER PLAZA           TASCOR C/O NBC ROO     NY       10112-
-------------------------------------------------------------------------------------------------
NSHT     40-531300-4327    150 FOURTH AVE N.              TASCOR /IBM FIRST U    TN       37219-
-------------------------------------------------------------------------------------------------

                                    MASTERS                              2/26/97

-------------------------------------------------------------------------------------------------
MAIL       CHARGE            STREET ADDRESS               COMPANY NAME          STATE      ZIP
-------------------------------------------------------------------------------------------------
NWPA     40-531300-4565    632 S. MAIN ST                 TASCOR C/O NABISCO     PA       18702-
-------------------------------------------------------------------------------------------------
OBII     40-531300-4316    2702 BUTTERFIELD RD            TASCOR                 IL       60521-
-------------------------------------------------------------------------------------------------
PALN                       RT 9 W PO BOX 1001             TASCOR C/0 IBM MAI     NY       10964-
-------------------------------------------------------------------------------------------------
PAYB                       1770 BATHGATE ROAD             TASCOR C/0 IBM COR     PA       18017-
-------------------------------------------------------------------------------------------------
PECO                       2301 MARKET ST                 TASCOR C/0 ISSC/PEC    PA       19103-
-------------------------------------------------------------------------------------------------
PHXA     40-531300-4220    2929 N CENTRAL                 TASCOR C/0 IBM         AZ       85012-
-------------------------------------------------------------------------------------------------
PIBN     40-531300-4521    1 MACK DRIVE                   TASCOR C/0 IBM         NJ       07653-
-------------------------------------------------------------------------------------------------
PINJ     40-531300-4425    53 KNIGHTSBRIDGE RD            TASCOR C/0 IBM         NJ       08855-
-------------------------------------------------------------------------------------------------
PKWT     40-531300-4303    1503 LBJ FREEWAY               TASCOR C/0 IBM         TX       75234-
-------------------------------------------------------------------------------------------------
PMUV     40-531300-4383    4100 BERMUDA HUNDRED RD        TASCOR C/0 PHILLIP     VA       23831-
-------------------------------------------------------------------------------------------------
PRMN     40-531300-4312    W 120 CENTURY RD               TASCOR C/0 HEWLET      NJ       07652
-------------------------------------------------------------------------------------------------
RALN     40-731300-4746    4813 EMPEROR BLVD              TASCOR                 NC       27703-
-------------------------------------------------------------------------------------------------
ROLI     40-531300-4397    1701 WEST GOLF RD              TASCOR C/0 ROLM S      IL       60008-
-------------------------------------------------------------------------------------------------
RVEG     40-531300-4075    1500 RIVER EDGE PRKWY          TASCOR C/0 SKILL DY    GA       30328-
-------------------------------------------------------------------------------------------------
SBWN     40-731300-4805    44 SOUTH BROADWAY              TASCOR C/0 IBM         NY       10601-
-------------------------------------------------------------------------------------------------
SBYC     40-731300-4805    150 KETTLETON RD               TASCOR C/0 IBM         CT       06488
-------------------------------------------------------------------------------------------------
SJCC     40-531300-4360    555 BAILEY ROAD                TASCOR / IBM SANTA     CA       95141-
-------------------------------------------------------------------------------------------------
SNJC     40-531300-4280    5685 COTTLE RD                 TASCOR C/0 IBM         CA       95123-
-------------------------------------------------------------------------------------------------
SOMN     40-731300-4727    RT 100 SE116                   TASCOR C/0 IBM         NY       10589-
-------------------------------------------------------------------------------------------------
SRSI     40-531300-4188    3333 BEVERLY BLVD              TASCOR C/0 SEARS       IL       60179-
-------------------------------------------------------------------------------------------------
SRW      40-531300-4373    200 N COBB PKWY                TASCOR C/0 UPS         GA       30062-
-------------------------------------------------------------------------------------------------
STFN     40-531300-4258    100 LONG MEADOW RD             TASCOR C/0 IBM         NY       10979-
-------------------------------------------------------------------------------------------------
STLW     40-531300-4453    500 S FRONT ST                 TASCOR SITE MGR        WA       98108-
-------------------------------------------------------------------------------------------------
SVNG                       450 MALL BLVD                  TASCOR C/0 IBM         GA       31406-
-------------------------------------------------------------------------------------------------
THJN     40-531300-4546    1580 ROUTE 52                  TASCOR C/0 IBM         NY       12533-
-------------------------------------------------------------------------------------------------
TIGC     40-531300-4551    1855 GATEWAY BLVD              TASCOR/TGI INSURAN     CA       94520-
-------------------------------------------------------------------------------------------------
TMPF     40-531300-4056    3405 W DR MLK JR BLVD          TASCOR                 FL       33607-
-------------------------------------------------------------------------------------------------
TRIT     40-731300-4722    5605 MACARTHUR BLVD            TASCOR       SUITE 3   TX       75038-
-------------------------------------------------------------------------------------------------
TTEX     40-531300-4552    5205 N. OCONNOR BLVD           TIG INSIRANCE / TASC   TX       75039-
-------------------------------------------------------------------------------------------------
TWB      40-531300-4553    1889 F STREET                  TASCOR C/0 WORLD       DC       20433-
-------------------------------------------------------------------------------------------------
TWD                        500 COLUMBUS AVE               TASCOR C/0 IBM         NY       10594-
-------------------------------------------------------------------------------------------------
WCH      40-731300-4805    1133 WESTCHESTER AVE           TASCOR C/0 IBM         NY       10604-
-------------------------------------------------------------------------------------------------
XHDG     40-531300-4548    5240 PANOLA IND. BLVD          HARLAND SRC            GA       30035-
-------------------------------------------------------------------------------------------------
YKTN     40-531300-4185    ROUTE 134                      TASCOR C/0 IBM         NY       10598-
-------------------------------------------------------------------------------------------------

                                    EXHIBIT B

The duties of the Chief Operating Officer ("COO") of the Company shall be as follows:

         To be responsible for the development of the operating plans for the Company, its subsidiaries, divisions, and functions and all changes to the plans, consistent with the direction of the Chief Executive Officer, the Chairman of the Board, and the Board of Directors;

         To supervise, manage, and direct the businesses and affairs of the Company, its subsidiaries, divisions, and functions reporting to the COO, including the development of long and short term objectives, policies, and operating plans of the Company, its subsidiaries, divisions, and functions, all to be consistent with the strategic direction of the Company or as directed by the Chief Executive Officer, the Chairman of the Board, and the Board of Directors of the Company;

         To ensure that adequate plans for future development and growth of the Company, its subsidiaries, divisions, and functions are prepared, and to participate in and direct such preparations;

         To present such plans for review and approval by the Chief Executive Officer of the Company;

         To be responsible for meeting the Company, its subsidiaries, divisions, and functions plans, objectives, and goals;

         To present proposed operating and capital budgets for review and approval by the Chief Executive Officer of the Company;

         To plan for the development of personnel resources within the Company, its subsidiaries, divisions, and functions;

         To direct and supervise the performance of the key executives of the Company, its subsidiaries, divisions, and functions reporting to the COO;

         To represent the Company, its subsidiaries, divisions, and functions as appropriate in its relationships with major customers, suppliers, competitors, employees, stockholders, government agencies, professional societies and the public;

         To cause all books, reports, statements, and certificates of the Company, its subsidiaries, divisions, and functions to be properly kept and filed as required by law;

         To sign and execute contracts in the name of the Company, its subsidiaries, divisions, and functions, or to delegate such duties to other authorized officers or employees of the Company, its subsidiaries, divisions, and functions; and

To perform such other duties and responsibilities as the Chief Executive Officer, Chairman, and the Board of Directors of the Company may require from time to time.

                                    THE COMPANY:

                                    NORRELL CORPORATION


                                    By:  /s/ Mark Hain
                                        ----------------------------------------
                                                                          (Date)
                                    Title:  V.P.
                                           -------------------------------------



                                    THE EXECUTIVE:


                                    /s/ James Ernest Riddle              5/30/97
                                    --------------------------------------------
                                    James Ernest Riddle                   (Date)

                                    EXHIBIT C



                                      None.










                                    THE COMPANY:

                                    NORRELL CORPORATION


                                    By:  Mark Hain
                                        ----------------------------------------
                                                                          (Date)
                                    Title: V.P.
                                           -------------------------------------


                                    THE EXECUTIVE:


                                    /s/ James Ernest Riddle              5/30/97
                                    --------------------------------------------
                                    James Ernest Riddle                   (Date)

                                    EXHIBIT D



         The Executive shall earn a bonus corresponding to the Company's achievement of its 52 Week Pre-tax Profit Plan (as presented to the Board of Directors) as follows:


% of Company's 52 Week Pre-tax Profit Plan Achieved           Bonus Amount($)
---------------------------------------------------           ---------------
                        80%                                       200,000
                        90%                                       240,000
                       100%                                       280,000
                       105%                                       320,000
                       110%                                       360,000
                       115%                                       400,000


An equitable adjustment to the Pre-tax Profit Plan shall be made to account for acquisitions and divestitures; extraordinary items shall be excluded from all calculations.






                                    THE COMPANY:

                                    NORRELL CORPORATION


                                    By:  /s/ Mark Hain
                                        ----------------------------------------
                                                                          (Date)
                                    Title:  V.P.
                                           -------------------------------------


                                    THE EXECUTIVE:


                                    /s/ James Ernest Riddle              5/30/97
                                    --------------------------------------------
                                    James Ernest Riddle                   (Date)

                                    EXHIBIT E

16. Covenant of Non-Solicitation. Until January 31, 1999, Employee, either on Employee's own account or for any person, firm or company, shall not solicit, interfere with or induce, or attempt to induce, any employee of the Company or any of its subsidiaries or affiliates to leave their employment or to breach their employment agreement, if any.

17. Covenant of Non-Disparagement and Cooperation. Employee agrees not to make any remarks disparaging the conduct or character of the Company or any of its subsidiaries or affiliates, their agents, employees, officers, directors, successors or assigns ("Ryder"). In addition, Employee agrees to cooperate with Ryder in any litigation or administrative proceedings (e.g., EEOC charges) involving any matters with which Employee was involved during Employee's employment with the Company. The Company shall reimburse Employee for travel expenses approved by the Company incurred in providing such assistance.

18. Covenant Against Competition. Until January 31, 1999, Employee shall not engage or become a partner, director, officer, principal, employee, consultant, investor, creditor or stockholder, directly or indirectly, in any business, proprietorship, association, firm or corporation not owned or controlled by the Company and/or any of its subsidiaries or affiliates which is engaged or proposes to engage or hereafter engages in a business competitive directly or indirectly with the business conducted by the Company and/or any of its subsidiaries or affiliates in any geographic area where such business of the Company and/or any of its subsidiaries or affiliates is conducted, without the prior written consent of the Company's Chairman, President and Chief Executive Officer. This prohibition includes, but is not limited to, the purchaser of the Company's consumer truck rental and move management business. However, Employee is not prohibited from owning one percent (1%) or less of the outstanding capital stock of any corporation whose stock is listed on a national securities exchange.

19. Specific Remedy. Employee acknowledges and agrees that if Employee commits a material breach of the Covenant of Confidentiality (Paragraph 15), Covenant of Non-solicitation (Paragraph 16), Covenant of Non-Disparagement and Cooperation (Paragraph 17) or Covenant Against Competition (Paragraph 18), the Company shall have the right to have the obligations of Employee specifically enforced by any court having appropriate jurisdiction on the grounds that any such breach will cause irreparable injury to the Company, and that money damages will not provide an adequate remedy to the Company. Employee further acknowledges and agrees that the obligations contained in Paragraphs 15, 16, 17 and 18 of this Agreement and Release are fair, do not unreasonably restrict Employee's future employment and business opportunities, and are commensurate with the compensation arrangements set out in this Agreement and Release.

20. Applicable Law. This Agreement and Release shall be governed by and construed according to the laws of the state of Florida.

21. Withholding and Taxation. All payments under this Agreement and Release shall be less applicable withholding taxes and other proper deductions consented to in writing by Employee or required by applicable law or regulation. Additionally, the payments and benefits under this Agreement and Release may result in imputed income to Employee and may be included in either Employee's W-2 earnings statements or 1099 statements.